UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2026

UNITED HOMES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

917 Chapin Road Chapin, South Carolina	29036
(Address of principal executive offices)	(Zip Code)
(844) 766-4663
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.0001 per share	UHG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A Common Share for $11.50 per share	UHGWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 13, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of United Homes Group, Inc. (the “Company”) approved the 2026 compensation framework (the “2026 Executive Compensation Framework”) for the Company’s executives (the “Executives”), including its named executive officers, which included base salaries and cash bonuses, as described in more detail below. The following is a description of the material terms and conditions of the 2026 Executive Compensation Framework.
2026 Executive Compensation Framework
The 2026 Executive Compensation Framework consists of the following:
•Base salaries for the 2026 fiscal year; and
•2026 annual cash bonus opportunities, pursuant to which the Executives will be eligible to receive annual bonuses based on achievement of certain 2026 performance metrics.
The Committee’s approval of the 2026 Executive Compensation Framework was based on various factors, including, among others, consistency with the executive compensation framework in place for the 2025 fiscal year.
Base Salaries and Annual Cash Bonus Opportunities
The 2026 base salaries and target bonus opportunities set by the Committee for each of the Company’s named executive officers and Chief Financial Officer are as follows:

Executive Officer	Base Salary	Target Cash Bonus Opportunity
Michael Nieri, Executive Chairman	$608,000	$—
Jack Micenko, Chief Executive Officer and President	$650,000	$650,000
Keith Feldman, Chief Financial Officer	$400,000	$400,000
For each of Messrs. Micenko and Feldman, target bonus opportunity of 100% of the officer’s base salary will be based upon the Company’s achievement of three performance measures: (i) pretax profit, as defined by the Company, (ii) revenue, and (iii) closings. In each instance, performance that meets the threshold requirements for a performance measure will result in a 50% payout of the portion of the target bonus award based on that performance measure. Performance that meets the target requirements will result in 100% payout of the portion of the target bonus award based on that performance measure. Performance that meets the maximum requirements will result in 125% payout of the portion of the target bonus award based on that performance measure.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 16, 2026

United Homes Group, Inc.

By:	/s/ Keith Feldman
Name:	Keith Feldman
Title:	Chief Financial Officer